  1 CAN_DMS: \1001226898 THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT OR AGREEMENT IS SUBJECT TO THE AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF SEPTEMBER 19, 2023, BY AND AMONG, INTER ALIA, MIDCAP FINANCIAL TRUST AND U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION AND ACKNOWLEDGED BY BIRD GLOBAL, INC., BIRD RIDES INC., BIRD US OPCO, LLC, BIRD US HOLDCO, LLC, BIRD RIDES INTERNATIONAL HOLDING, INC. AND BIRD CANADA SCOOTERS INC. AMENDED AND RESTATED GUARANTEE This AMENDED AND RESTATED GUARANTEE (the “Guarantee”), dated as of September 19, 2023, made by Bird Global, Inc. (“Issuer”), Bird Rides, Inc. (“Bird Rides”), Bird US Holdco, LLC (“Holdco Guarantor”), Bird US Opco, LLC (“Bird Opco”), Bird Treasury Holdco, LLC (“Treasury”), Scoot Rides, Inc. (“Scoot”), Bird Rides Holding (US), LLC (“Holdings”, and together with Issuer, Bird Rides, Holdco Guarantor, Bird Opco, Treasury, and Scoot, each a “Guarantor”, and collectively the “Guarantors”), is made in favor of U.S. Bank Trust Company, National Association, as Collateral Agent) (the “Collateral Agent”), and the Purchasers (the “Purchasers” and the other Secured Parties (together with the Purchasers and the Collateral Agent, collectively the “Beneficiaries”) under the Note Purchase Agreement (as defined below). RECITALS 1. Issuer and the Beneficiaries have entered into the Note Purchase Agreement dated as of December 30, 2022, as amended by a First Amendment dated March 17, 2022 and amended and restated by a Second Amendment dated as of September 19, 2023 (as further amended, supplemented, or modified from time to time, the “Note Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. 2. Bird Rides is party to that certain Guarantee, dated as of December 30, 2022 made by Bird Rides in favor of the Beneficiaries (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Rides Guarantee”); 3. Holdco Guarantor is party to that certain Guarantee, dated as of December 3, 2022 made by Holdco Guarantor in favor of the Beneficiaries (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Existing HoldCo Guarantee”); 4. Bird Opco is party to that certain Guarantee, dated as of December 3, 2022 made by Bird Opco in favor of the Beneficiaries (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Opco Guarantee” and together with the Existing Rides Guarantee and the Existing HoldCo Guarantee, the “Existing Guarantees”); 5. The parties desire to amend and restate the guarantees included in the Existing Guarantees such that their terms are superseded by this Guarantee. 6. Prior to the Beneficiaries consenting to the amendment and restatement under the Second Amendment, each Guarantor is required to provide the Beneficiaries with a guarantee duly

2 CAN_DMS: \1001226898 executed by such Guarantor, and this Guarantee is being delivered in satisfaction of such requirement. 7. Each Guarantor is a direct or indirect subsidiary of the Issuer and derives substantial direct and indirect benefits from the extensions of credit contemplated by the Credit Agreement. GUARANTEE As an inducement to the Beneficiaries to enter into the Second Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees as follows: 1. Guarantee. Each Guarantor hereby unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) to each Beneficiary and its successors and permitted assigns the punctual and complete payment of all amounts due and payable and performance of all other Obligations (now or hereafter arising, by acceleration or otherwise) by the Issuer and the other Note Parties under the Note Purchase Agreement and other Note Documents, including, without limitation, the Obligations (the “Guaranteed Obligations”) without regard to any defense of any kind which any Guarantor may have or assert, and without abatement, suspension, deferment or diminution of any event or condition whatsoever. 2. Guarantee Absolute and Unconditional. Each Guarantor hereby agrees that its obligations shall be absolute, irrevocable and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by: (a) any failure or delay to enforce the provisions of the Note Purchase Agreement or any of the other Note Documents; (b) the perfection, release or extent of any Collateral or any failure to realize on any Collateral; (c) any waiver, modification or consent to departure from, or amendment of the Note Purchase Agreement or any of the other Note Documents; (d) the invalidity, illegality or unenforceability of the Note Purchase Agreement or any of the other Note Documents or the Guaranteed Obligations; (e) any change in the corporate existence, structure or ownership of the Issuer or the other Note Parties; or (f) any other circumstances (other than payment or conversion in full of the Obligations or the Guaranteed Obligations) which may otherwise constitute a legal or equitable discharge of a surety or guarantor. This Guarantee constitutes a guarantee of payment when due and not of collection. The Beneficiaries have no duty or responsibility whatsoever to the Guarantors and make no representation or warranty in respect of the management and maintenance of the Guaranteed Obligations or any collateral therefor.

3 CAN_DMS: \1001226898 3. Waiver by Guarantor. Each Guarantor agrees that the Beneficiaries may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantors, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Guaranteed Obligations, and may also make any agreement with Issuer for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, for any modification of the terms thereof or of any agreement between any of the Beneficiaries and Issuer without in any way impairing or affecting this Guarantee. Each Guarantor hereby waives notice of acceptance of this Guarantee, diligence, acceleration, presentment, notice of default or demand of payment to or upon the Issuer or each Guarantor, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right or requirement to proceed first against the Issuer, any protest or notice with respect to the Note Purchase Agreement or any of the other Note Documents or the obligations created or evidenced thereby and all demands whatsoever, any exchange, sale or surrender of, or realization on, any other guarantee or any collateral, and any and all other notices and surety defenses (other than payment in full) whatsoever. The Beneficiaries shall not be obligated to file any claim relating to the Guaranteed Obligations in the event that Issuer becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Beneficiaries to so file shall not affect any Guarantor’s obligations hereunder. 4. Reinstatement in Certain Instances. Each Guarantor further agrees that if any payment or delivery of any of the Guaranteed Obligations is subsequently rescinded or is subsequently recovered from or repaid by the recipient thereof, in whole or in part, in any bankruptcy, reorganization, insolvency or similar proceedings instituted by or against the Issuer, or otherwise, each Guarantor’s obligations hereunder with respect to such Guaranteed Obligation shall be reinstated at such time to the same extent as though the payment or delivery so recovered or repaid had not been originally made. 5. [Reserved]. 6. Representations and Warranties. Each Guarantor hereby represents and warrants to the Beneficiaries that: (a) Each Guarantor (i) is a limited liability company or corporation, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, (ii) has full power and authority to own its properties and assets and to carry on its business as now being conducted and as presently contemplated, and (iii) has full power and authority to execute, deliver and perform its obligations under this Guarantee. (b) The execution, delivery and performance by such Guarantor of its obligations under this Guarantee will not (i) violate or conflict with (x) any provision of law, order, judgment or decree of any court or other agency or government, (y) any provision of its constitutional documents, or (z) any agreement or other instrument to which such Guarantor is a party or is bound; (ii) result in a breach of, or constitute (with due notice or lapse of time or both) a default under any contractual provision to which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of such Guarantor pursuant to any indenture, agreement or instrument (other than pursuant to this Guarantee), except in the

4 CAN_DMS: \1001226898 case of each of the foregoing clauses (i) through (iii) to the extent that any such conflict, breach, default, lien, charge, encumbrance, or violation as applicable, could not reasonably be expected to have a Material Adverse Effect. (c) Except where the failure to obtain or make such consent, approval or authorization could not reasonably be expected to have a Material Adverse Effect, all consents, approvals, or authorizations from any Governmental Authority that are required to be obtained in connection with or as a condition to the execution, delivery or performance of this Guarantee have been obtained or made and are in full force and effect. (d) Each Guarantor is Solvent. (e) No Guarantor is contemplating either a filing of a petition under any state or federal bankruptcy law, or the liquidating of all or a major portion of its property; and no Guarantor has any knowledge of any person contemplating the filing of such petition against it. 7. Subrogation. Each Guarantor shall be subrogated to all rights of the Beneficiaries against the Issuer in respect of any amounts paid or deliveries made by such Guarantor pursuant to the provisions of this Guarantee, provided, however, that the no Guarantor shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until payment in full of all of the Guaranteed Obligations. 8. Expenses of Enforcement. Each Guarantor further agrees to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable attorneys’ fees, which are incurred by any of the Beneficiaries in any effort to collect or enforce any provision of this Guarantee. 9. Set-Off. Upon the Guaranteed Obligations becoming due and payable (by acceleration or otherwise) under the Note Purchase Agreement or any other applicable Note Document, each Beneficiary is hereby authorized to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Beneficiary (including by any branches or agencies of such Beneficiary) to, or for the account of, each Guarantor against amounts owing by such Guarantor hereunder (even if contingent or unmatured); provided that such Beneficiary shall notify such Guarantor promptly following such setoff. 10. Incorporation by Reference. The provisions of Sections 10.8 and 13.14 and Exhibit D of the Note Purchase Agreement are incorporated herein by reference mutatis mutandis, as if fully set forth herein, with each reference to “Issuer” being deemed to be a reference to each Guarantor. = 11. Governing Law; Submission to Jurisdiction. THIS GUARANTEE AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

5 CAN_DMS: \1001226898 (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF COLLATERAL AGENT OR ANY PURCHASER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK). With respect to any suit, action or proceedings relating to this Guarantee (“Proceedings”), each Guarantor irrevocably: (a) submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and irrevocably agrees to designate any Proceedings brought in the courts of the State of New York as “commercial” on the Request for Judicial Intervention seeking assignment to the Commercial Division of the Supreme Court; and (b) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings that such court does not have any jurisdiction over such Guarantor. Nothing in this Guarantee precludes the Beneficiaries from bringing Proceedings in any other jurisdiction in order to enforce any judgment obtained in any Proceedings referred to in the preceding sentence. 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTEE OR ANY OTHER NOTE DOCUMENT. 13. Successor and Assigns. This Guarantee shall continue in full force and effect and be binding upon each Guarantor and the successors and permitted assigns of each Guarantor, provided, however, that no Guarantor may assign or otherwise transfer this Guarantee or any obligations hereunder without the prior written consent of the Beneficiaries and any such assignment or transfer without such consent shall be void. The Beneficiaries may, together with any assignment of their rights and obligations in accordance with the Note Purchase Agreement, assign a corresponding interest in this Guarantee or any rights or powers hereunder, with any or all of the underlying liabilities or obligations, the payment of which is guaranteed hereunder, in each case, subject to and in accordance with the terms and conditions of the Note Purchase Agreement. 14. Entire Agreement; Amendments and Waivers. This Guarantee supersedes any prior negotiations, discussions, or communications between the Beneficiaries and each Guarantor and constitutes the entire agreement between the Beneficiaries and each Guarantor with respect to the Note Purchase Agreement and this Guarantee. No provision of this Guarantee may be amended, modified or waived without the prior written consent of the Required Purchasers. 15. Notices. All notices or other communications to each Guarantor and the Beneficiaries shall be delivered pursuant to the requirements set forth in Section 10 the Note Purchase Agreement (the Guarantor’s address and e-mail address for notices and other communications shall be the same as that of the Issuer).

6 CAN_DMS: \1001226898 16. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Guarantee by telecopier or in .pdf or similar format by electronic mail shall be effective as delivery of an original executed counterpart of this Guarantee. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Guarantee shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. 17. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Guaranteed Obligations, pursuant to this Guarantee and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Guarantee, the provisions of the Intercreditor Agreement shall govern and control. [SIGNATURE PAGE TO FOLLOW.]

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed by one of its duly authorized representatives or officers. BIRD GLOBAL, INC. By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD RIDES, INC. By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD US HOLDCO, LLC By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD US OPCO, LLC By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD TREASURY HOLDCO, LLC By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer [Signature Page to Amended and Restated Guarantee]

SCOOT RIDES, INC. By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD RIDES HOLDING (US), LLC By:/s/ Michael Washinushi Name: Michael Washinushi Title: Manager BIRD RIDES INTERNATIONAL HOLDING, INC. By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer [Signature Page to Amended and Restated Guarantee]

Acknowledged and agreed: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent By: /s/ Brandon Bonfig Name: Brandon Bonfig Title: Vice President [Signature Page to Guarantee (Note)]